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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 29, 2003

                               ACTERNA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            000-0748                          04-2258582
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     (Commission File Number)    (I.R.S. Employer Identification No.)

             12410 MILESTONE CENTER DRIVE                 20876
                GERMANTOWN, MARYLAND
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       (Address of Principal Executive Offices)         (Zip Code)

                                 (240) 404-1550
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              (Registrant's Telephone Number, Including Area Code)



                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.
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           As previously disclosed, on May 6, 2003, Acterna Corporation (the
"Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 12836 (BRL) through 12843 (BRL)). The Company and its domestic subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On August 21 2003, the Debtors filed with the Court their required consolidated Monthly Operating Report for the period of May 1, 2003 through June 30, 2003 and on August 29, 2003, the Debtors filed with the Court their required consolidated Monthly Operating Report for the month of July 2003 (collectively, the "Monthly Operating Report"), each in a form prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the May 1, 2003 through June 30, 2003 Monthly Operating Report required to be filed with the Court and Exhibit 99.2 to this Current Report on Form 8-K contains the text of the July 2003 Monthly Operating Report required to be filed with the Court. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           The Company's informational filings with the Court, including the Monthly Operating Report, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Report may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov.

           The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors or any other affiliate of the Company. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by the United States Trustee of the Department of Justice for the Southern District of New York, and is subject to future adjustment and reconciliation. Accordingly, the Company believes the substance and format do not allow meaningful comparison with the Company's regular publicly-disclosed consolidated financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

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           Certain statements in this Current Report and the exhibit attached hereto are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that its assumptions made in connection with the forward-looking statements are reasonable, there can be no assurance that the Company's assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions, including the risk factors described in the Company's other Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2003
                                             ACTERNA CORPORATION


                                             By:  /s/ Grant Barber
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                                                 Grant Barber
                                                 Corporate Vice President and
                                                 Chief Financial Officer




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                                 EXHIBIT INDEX

         Exhibit No.                        Description
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             99.1             Monthly Operating Report for the period of May 1,
                              2003 through June 30 filed with United States Bankruptcy Court - Southern District of New York.

             99.2 Monthly Operating Report for the month of July 2003 filed with United States Bankruptcy Court - Southern District of New York.




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